EXHIBIT 32.2

                         EARTHWORKS ENTERTAINMENT, INC.

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, William H. Campbell, Executive Vice President, Chief Financial Officer, ("principal financial officer") of Earthworks Entertainment, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB/A (Amendment No. 1) for the period ended September 30, 2004 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a){15(d)} of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: October 21, 2005                    /s/ WILLIAM H. CAMPBELL
                                           -----------------------
                                           William H. Campbell
                                           Executive Vice President,
                                           Chief Financial Officer